Discontinued operations and assets and liabilities of disposal groups	6 Months Ended
Jun. 30, 2023
Discontinued operations and assets and liabilities of disposal groups.
Discontinued operations and assets and liabilities of disposal groups

7. Discontinued operations and assets and liabilities of disposal groups

Three legally binding agreements for the sale of UBIDAC business have been announced as part of the phased withdrawal from the Republic of Ireland. Material developments since the end of Q1 2023 are set out below.

Agreement with Allied Irish Banks, p.l.c. (AIB) for the transfer of performing commercial loans.

In July 2023, UBIDAC completed the sale of commercial loans to AIB, with a cumulative €3.1 billion of gross performing loans being fully migrated. The transfer of the final cohort of colleagues to AIB who were wholly or mainly assigned to supporting this part of the business under Transfer of Undertakings, Protection of Employment (TUPE) arrangements has also materially completed. Losses on disposal of €55 million have been recognised in respect of the migrations completed during H1 2023 (30 June 2022: €5 million).

Agreement with Permanent TSB Group Holdings p.l.c. (PTSB) for the sale of performing non-tracker mortgages, the performing loans in the micro-SME business, the UBIDAC Asset Finance business, including its Lombard digital platform, and 25 Ulster Bank branch locations in the Republic of Ireland.

During Q2 2023, the remaining performing non-tracker mortgage and micro-SME balances were transferred to PTSB, with a cumulative €6.3 billion of gross performing loans being fully migrated. In July 2023, the Lombard Asset Finance business which included balances of c. €500 million migrated to PTSB and the transfer of remaining colleagues who were eligible to move to PTSB under TUPE regulations has also materially completed. The 25 Ulster Bank branches had already been transferred to PTSB during Q1 2023.

Agreement with AIB for the sale of performing tracker and linked mortgages.

In July 2023, UBIDAC completed the migration of €4.0 billion of performing tracker and linked mortgages to AIB. The remaining migrations are expected to occur in H2 2023.

The business activities relating to these sales that meet the requirements of IFRS 5 are presented as a discontinued operation and as a disposal group. Ulster Bank RoI continuing operations are reported within NatWest Group Central items & other.

7. Discontinued operations and assets and liabilities of disposal groups continued

(a)	Profit from discontinued operations, net of tax

	30 June	30 June
	2023	2022
	£m	£m
Interest receivable	26	156
Net interest income	26	156
Non-interest income	(14)	(4)
Total income	12	152
Operating expenses	(122)	(24)
(Loss)/profit before impairment releases	(110)	128
Impairment releases	2	62
Operating (loss)/profit before tax	(108)	190
Tax charge	—	—
(Loss)/profit from discontinued operations, net of tax	(108)	190

(b)	Assets and liabilities of disposal groups

	30 June	31 December
	2023	2022
	£m	£m
Assets of disposal groups
Loans to customers - amortised cost	549	1,458
Other financial assets - loans to customers	4,025	5,397
Other assets	1	6
	4,575	6,861

Liabilities of disposal groups
Other liabilities	5	15
	5	15

Net assets of disposal groups	4,570	6,846

(c)	Operating cash flows attributable to discontinued operations

	30 June	30 June
	2023	2022
	£m	£m
Net cash flows from operating activities	577	402
Net cash flows from investing activities	1,591	150
Net increase in cash and cash equivalents	2,168	552